Exhibit 10.1

Execution Version

APOLLO DEBT SOLUTIONS BDC

APOLLO ACCORD+ AGGREGATOR B, L.P.

APOLLO ACCORD V AGGREGATOR B, L.P.

APOLLO DEFINED RETURN AGGREGATOR B, L.P.

APOLLO DIVERSIFIED CREDIT FUND

APOLLO TACTICAL INCOME FUND INC.

APOLLO SENIOR FLOATING RATE FUND INC.

APOLLO CENTRE STREET PARTNERSHIP, L.P.

APOLLO LINCOLN FIXED INCOME FUND, L.P.

APOLLO MOULTRIE CREDIT FUND, L.P.

APOLLO CALLIOPE FUND, L.P.

APOLLO EXCELSIOR, L.P.

APOLLO CREDIT STRATEGIES MASTER FUND LTD.

APOLLO PPF CREDIT STRATEGIES, LLC

APOLLO TR OPPORTUNISTIC LTD.

APOLLO CREDIT MASTER FUND LTD.

APOLLO ATLAS MASTER FUND, LLC

MPI (LONDON) LIMITED

MERCER MULTI-ASSET CREDIT FUND

AP KENT CREDIT MASTER FUND, L.P.

APOLLO UNION STREET PARTNERS, L.P.

SCHLUMBERGER UK COMMON INVESTMENT FUND

APOLLO CHIRON CREDIT FUND, L.P.

HOST PLUS PTY LIMITED - ACCORD

K2 APOLLO CREDIT MASTER FUND LTD.

ACMP HOLDINGS LLC

c/o Apollo Capital Management, L.P.

9 West 57th Street,

New York, New York, 10019

CONFIDENTIAL
February 22, 2023

NCL Corporation Ltd.

7665 Corporate Center Drive

Miami, FL 33126

Attention:	Daniel Farkas
Executive Vice President, General Counsel and Assistant Secretary

NCL
$650,000,000 Senior Secured First Lien Notes Facility

Second Amended and Restated Commitment Letter

Ladies and Gentlemen:

This second amended and restated commitment letter (including the exhibits and other attachments hereto, this “Commitment Letter”) amends, restates and supersedes in its entirety that certain Amended and Restated Commitment Letter, dated July 26, 2022 (the “Existing Commitment Letter”), among NCL Corporation Ltd., an exempted company incorporated in Bermuda with limited liability and tax resident in the United Kingdom (the “Company”, “Issuer” or “you”), and each Purchaser (as defined therein) party thereto. This Commitment Letter is being delivered in connection with the purchase by the Purchasers (as defined below), or certain of their affiliates, of 9.75% Senior Secured First Lien Notes due 2028 in an aggregate principal amount of $250,000,000 (the “Class A Notes”) issued under that certain Indenture, dated on or about the date hereof (the “Indenture”), among the Issuer, certain subsidiaries of the Issuer as guarantors and U.S. Bank Trust Company, National Association as Trustee, Principal Paying Agent, Transfer Agent, Registrar and Security Agent.

You have advised each Purchaser listed on Annex I hereto (each, a “Purchaser” and, collectively, the “Purchasers,” “we” or “us” in each case subject to Section 10 hereof) and Apollo Capital Management, L.P., as administrative representative of such Purchasers (in such capacity, together with any replacement representative designated in writing by Apollo Capital Management L.P. to the Issuer, “Apollo”), that, in addition to the Class A Notes, the Company may elect (in its sole and full discretion) to sell, and the Purchasers will purchase, (a) $250,000,000 aggregate principal amount of additional Senior Secured Notes (the “Class B Notes”) and (b) $400,000,000 aggregate principal amount of backstop Senior Secured Notes (the “Backstop Notes” and collectively with the Class B Notes, the “Committed Notes” and collectively with the Class A Notes, the “Notes” and the facility under which the Notes are issued, the “Senior Secured First Lien Notes Facility”) pursuant to a Note Purchase Agreement (the “Note Purchase Agreement”), the form of which is attached hereto as Exhibit A. The Committed Notes shall be issued under the Indenture (and for the avoidance of doubt, the Class B Notes and the Backstop Notes shall be issued as Class B Notes and Backstop Notes, respectively, as such terms are defined in the Indenture as of the date hereof). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Note Purchase Agreement or the Indenture, as applicable. Upon execution of this Commitment Letter, notwithstanding anything to the contrary in the Existing Commitment Letter, the Existing Commitment Letter will have no further force or effect and each of the Company and the Purchasers party thereto hereby confirms that all commitments and other obligations of each party thereto are hereby terminated effective immediately upon the signing hereof.

1.            Commitments.

In connection with the foregoing, each Purchaser is pleased to advise you of its commitment to purchase the aggregate principal amount of the Class B Notes set forth opposite its name on Annex I hereto (collectively, the “Class B Note Commitments”) and the aggregate principal amount of the Backstop Notes set forth opposite its name on Annex I hereto (collectively, the “Backstop Note Commitments” and collectively with the Class B Note Commitments, the “Commitments”), in each case, upon the terms and subject to the conditions set forth in this Commitment Letter and the Note Purchase Agreement. Within ten (10) Business Days after written notice by the Company to the Purchasers in the form attached hereto as Exhibit B (a “Purchase Notice”) requesting that the Purchasers execute and deliver a Note Purchase Agreement with respect to one or more classes of Committed Notes, the Purchasers and the Company shall execute and deliver a Note Purchase Agreement with respect to the applicable Committed Notes to all parties hereto.

It is expressly acknowledged and agreed by the Purchasers and the Company that notwithstanding anything to the contrary herein, (i) the Company shall not deliver a Purchase Notice with respect to the Backstop Notes at any time the Class B Note Commitments have not been fully utilized (provided, that a Purchase Notice with respect to the Backstop Notes may be delivered on the same day that a Purchase Notice with respect to the full amount of the Class B Note Commitments is delivered) and (ii) each Purchase Notice with respect to Committed Notes of any type shall be for the entire amount of that type of Committed Notes.

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2.            Commitment Reductions.

Notwithstanding and in addition to the foregoing, the parties hereto hereby agree and acknowledge that the Commitments of the Purchasers shall be subject to automatic reduction as follows:

(a)            If at any time while there are undrawn Commitments hereunder, the Company or any of its Subsidiaries incurs Permitted PGN Debt in an aggregate principal amount in excess of $500,000,000, then, if at such time, there are any outstanding undrawn commitments for Uncommitted Second Lien Indebtedness pursuant to a written commitment letter among the Issuer and Apollo (acting through one or more of its or any of its affiliates respective managed or controlled accounts) (such commitments, “Second Lien Commitments”), then on the date of, and immediately upon, any such incurrence, the aggregate principal amount of undrawn Second Lien Commitments and Commitments available hereunder shall be automatically reduced by the aggregate principal amount of such excess above $500,000,000 on a dollar-for-dollar basis, first, by reducing any undrawn Second Lien Commitments, second, if the Second Lien Commitments have been reduced to zero, terminated or funded, by reducing any undrawn Class B Note Commitments (but not to an amount less than zero) and, third, if the Class B Note Commitments have been reduced to zero, terminated or funded, by reducing any undrawn Backstop Note Commitments (but not to an amount less than zero).

(b)            If at any time while there are undrawn Commitments hereunder, (i) any Secured Guarantor (or in the case of clause (y), the Company on its behalf) (x) incurs Permitted Alternative Debt or (y) executes a commitment letter or other binding commitment for Permitted Alternative Debt and (ii) such Permitted Alternative Debt is (or is contemplated to be) secured by Liens on the Collateral on a pari passu basis with the Liens on the Collateral securing (or which would secure) the Notes (any such Permitted Alternative Debt, “Pari Alternative Debt”), then on the date of, and immediately upon, any such incurrence or entry into such commitment, the aggregate principal amount of undrawn Commitments available hereunder shall automatically be reduced by the aggregate principal amount of such Pari Alternative Debt on a dollar-for-dollar basis, first, by reducing any undrawn Class B Note Commitments and, second, if the Class B Note Commitments have been reduced to zero, terminated or funded, by reducing any undrawn Backstop Note Commitments (but not to an amount less than zero).

(c)            If at any time while there are undrawn Commitments hereunder, (i) any Secured Guarantor (or in the case of clause (y), the Company on its behalf) (x) incurs Permitted Alternative Debt or (y) executes a commitment letter or other binding commitment for Permitted Alternative Debt (other than, with respect to (x) and (y), the commitment to be entered into by the Company and Morgan Stanley & Co. LLC on or about the date hereof for unsecured indebtedness in an aggregate principal amount up to $300,000,000 (including any amendment or upsize thereof with Morgan Stanley & Co. LLC; provided that such amendment or upsize does not increase the principal amount of such unsecured indebtedness thereunder to an amount exceeding $800,000,000), as well as any unsecured Permitted Alternative Debt issued thereunder) and (ii) such Permitted Alternative Debt is (or is contemplated to be) either unsecured or secured by Liens on the Collateral on a junior basis to the Liens on the Collateral securing (or which would secure) the Notes (any such Permitted Alternative Debt, “Junior Alternative Debt”), then (A) if at such time, there are any outstanding undrawn commitments for Uncommitted Second Lien Indebtedness pursuant to a written commitment letter among the Issuer and Apollo (acting through one or more of its or any Second Lien Commitments, then on the date of, and immediately upon, any such incurrence or entry into such commitment, the aggregate principal amount of undrawn Second Lien Commitments available hereunder shall automatically be reduced by the aggregate principal amount of such Junior Alternative Debt on a dollar-for-dollar basis, and, solely to the extent the Junior Alternative Debt aggregates to a principal amount in excess of $500,000,000, once such Second Lien Commitments have been reduced to zero, terminated or funded, the aggregate principal amount of undrawn Commitments available hereunder shall automatically be reduced by the aggregate principal amount of such Junior Alternative Debt in excess of $500,000,000 on a dollar-for-dollar basis, first, by reducing any undrawn Class B Note Commitments and, second, if the Class B Note Commitments have been reduced to zero, terminated or funded, by reducing any undrawn Backstop Note Commitments (but not to an amount less than zero) or (B) if there are no undrawn Second Lien Commitments as of such time, then solely to the extent such Junior Alternative Debt aggregates to a principal amount in excess of $500,000,000, then on the date of, and immediately upon, any such incurrence or entry into such commitment of Junior Alternative Debt, the aggregate principal amount of undrawn Commitments available hereunder shall automatically be reduced by the aggregate principal amount of such Junior Alternative Debt in excess of $500,000,000 on a dollar-for-dollar basis, first, by reducing any undrawn Class B Note Commitments and, second, if the Class B Note Commitments have been reduced to zero, terminated or funded, by reducing any undrawn Backstop Note Commitments (but not to an amount less than zero).

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For the avoidance of doubt, for purposes of this Commitment Letter, Permitted Alternative Debt shall not include any financing arrangement (including but not limited to a sale and leaseback transaction or bareboat charter or lease or an arrangement whereby a Vessel (as defined in the Indenture) under construction is pledged as collateral to secure the indebtedness of a shipbuilder) entered into by a Secured Guarantor for the purpose of financing or refinancing all or any part of the purchase price, cost of design or construction of a Vessel or Vessels or the acquisition of Capital Stock (as defined in the Indenture) of entities owning or to own Vessels or other related financing arrangements (e.g., for vessel build-outs).

In furtherance of the foregoing, the Company shall promptly after the incurrence by it or any of its subsidiaries (and, in the case of Permitted Alternative Debt, entry into any commitment for) any Permitted PGN Debt or Permitted Alternative Debt, deliver written notice to the Purchasers of such indebtedness, which notice shall include the material terms thereof and shall be delivered together with the applicable documentation therefor.

The Company hereby further agrees that (x) the Company shall not issue any Permitted Alternative Debt under the Indenture, (y) aside from the Class A Notes (and as may be otherwise agreed in writing among the Company and Apollo), the only other notes that may be issued under the Indenture shall be the Committed Notes and (z) any secured Permitted Alternative Debt shall be subject to Customary Intercreditor Agreements.

3.            Right of First Refusal.

Any incurrence or entry into a commitment by the Company of Pari Alternative Debt shall be subject to a right of first refusal for the benefit of the Purchasers (or their designees) prior to any such incurrence of, or entry into such commitment for, Pari Alternative Debt (such indebtedness hereinafter referred to as the “Offered Debt”, and such date of incurrence or entry into a commitment, the “Offered Debt Entry Date”) in accordance with the following provisions:

(a)            Not more than forty-five (45) days and not less than ten (10) Business Days prior to the Offered Debt Entry Date, the Company shall give the Purchasers written notice of such proposed incurrence or commitment (an “Offer Notice”), which shall include, at the Company’s discretion, draft forms of definitive documentation governing such Offered Debt, a term sheet or another reasonably detailed description of the expected terms of such Offered Debt; provided that the Company shall provide any further information or documentation reasonably requested by the Purchasers in order to respond to such Offer Notice.

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(b)            Each Purchaser (or its designees) may elect (directly or on behalf of one or more investment funds, separate accounts and other entities owned (in whole or in part), controlled, managed and/or advised by it) to provide and fund, or commit to fund, all or a portion of its pro rata share (based on such Purchaser’s share of all undrawn Commitments as of the date of the Officer Notice) of the full amount of the Offered Debt on substantially the terms and subject to the conditions set forth in the Offer Notice (or as may be mutually agreed among the Issuer and Apollo) by giving the Company notice (an “Offer Election”) not later than 5:00 p.m., New York City time, on the date that is five (5) Business Days after the date on which the Purchasers receive the applicable Offer Notice (the “Offer Election Deadline”).

(c)            If the Issuer does not receive an Offer Election from any Purchaser prior to the Offer Election Deadline in respect of the Offered Debt, then (A) such Purchaser shall be deemed to have rejected the offer to provide and fund, or commit to fund, such Offered Debt and (B) the Company shall have no obligation to make any further offer to such Purchaser in respect of such Offered Debt.

(d)            If fewer than all Purchasers elect to provide all or some of their respective pro rata share of the Offered Debt in accordance with clause (b) above or 100% of the Offered Debt is not otherwise committed to by the Purchasers, then the Issuer shall deliver a notice (a “Top-Up Notice”) to each Purchaser that delivered an Offer Election (each a “Participating Purchaser”), which Top-Up Notice shall include the amount of Offered Debt that remains uncommitted (the “Additional Offered Debt”). Each Participating Purchaser shall have the option, exercisable until 5:00 p.m., New York City time, on the date that is three (3) Business Days after the date on which the Participating Purchasers receive the applicable Top-Up Notice, by delivering written notice to the Company, to commit to provide and fund, or commit to fund, all or any portion of the Additional Offered Debt on substantially the terms and subject to the conditions set forth in the original Offer Notice.

(e)            Notwithstanding anything herein to the contrary, if (i) the Participating Purchasers have not elected to provide and fund, or commit to fund, at least 100% of the aggregate amount of the Offered Debt and delivered Offer Elections for all of the Offered Debt or (ii) the Company is prepared and able to close on the Offered Debt and the relevant Participating Purchasers are unable or unwilling to provide the Offered Debt by the date that is five (5) Business Day following the Offered Debt Entry Date (other than as a result of the failure of the Company or any third party to satisfy the conditions precedent to closing set forth in the definitive documentation governing such Offered Debt), then, in either case, the Company may offer all or any portion of such Offered Debt to any other Person.

Notwithstanding the foregoing, if at the end of the sixtieth (60th) day after the date of the effectiveness of the Offer Election, the Company has not incurred the Offered Debt, then (i) the Participating Purchasers shall be released from their respective obligations under their respective Offer Elections, (ii) each Offer Election shall be null and void, and (iii) it shall be necessary for a separate Offer Election to be furnished, and the terms and provisions of this Section 3 separately complied with, in order to consummate such Offered Debt incurrence or issuance.

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4.            Titles and Roles.

It is agreed that (a) the trustee specified as such in the Indenture will act as trustee under the Indenture and the security agent specified as such in the Indenture will act as security agent under the Indenture and (b) the Purchasers will act as purchasers under the Note Purchase Agreement, in each case upon the terms and subject to the conditions set forth or referred to in this Commitment Letter. We, in such capacities, will perform the duties and exercise the authority customarily performed and exercised by us in such roles. You and we further agree that no other titles will be awarded and no compensation will be paid (other than that expressly contemplated by this Commitment Letter and the Fee Letters referred to below) in connection with the Senior Secured First Lien Notes Facility and the Notes unless you and we shall so agree.

5.            Information.

You hereby represent that all written factual information (other than forward looking information and information of a general economic or industry specific nature) (the “Information”) that has been or will be made available to us by you or any of your representatives on your behalf in connection with the transactions contemplated hereby, when taken as a whole, is or will be, when furnished, correct in all material respects and does not or will not, when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made (giving effect to all supplements and updates provided thereto).

6.            Fees.

As consideration for the Commitments hereunder, and our agreements to perform the services described herein (or in the case of the AGS Fee Letter (as defined below), the services described therein), you agree to pay the fees set forth in the second amended and restated fee letter dated the date hereof and delivered herewith with respect to the Senior Secured First Lien Notes Facility (the “Purchaser Fee Letter”) and the AGS fee letter dated the date hereof among the Issuer and Apollo Global Securities, LLC in connection herewith (the “AGS Fee Letter”, and together with the Purchaser Fee Letter, the “Fee Letters”), in each case, on the terms and subject to the conditions set forth therein. Once paid, such fees shall not be refundable under any circumstances except as agreed to in writing between you and us.

7.            Conditions Precedent.

The Purchasers’ obligations to execute and deliver the Note Purchase Agreement and fund their respective Class B Note Commitments and Backstop Notes Commitments hereunder and thereunder, and our agreements to perform the services described herein, are subject solely to the conditions that (x) the Company has made all payments due under the Fee Letters as of such time as set forth therein and (y) no Event of Default (as defined under any of the Company Material Debt Instruments) shall have occurred and be continuing at such time under any of the Company Material Debt Instruments. There shall be no conditions to closing and funding (including under the Note Purchase Agreement) other than those expressly referred to in this Section 7.

“Company Material Debt Instruments” means, as of any date of determination, the indentures, credit agreements and loan agreements listed in the Index to Exhibits of the Form 10-K of Norwegian Cruise Line Holdings Ltd. for the fiscal year ended December 31, 2021 to the extent they are still in effect as of the Issue Date, and any additional indentures, credit agreements and loan agreements entered into subsequently to the extent such debt instruments would be required to be listed in the Index to Exhibits of the Form 10-K of Norwegian Cruise Line Holdings Ltd. for a subsequent fiscal year and to the extent they are still in effect as of the applicable Issue Date. For the avoidance of doubt, Company Material Debt Instruments shall include the Indenture as in effect on the applicable Issue Date.

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8.            Indemnification; Expenses.

You agree (a) to indemnify and hold harmless each Purchaser and its affiliates and their respective officers, directors, employees, agents, controlling persons, members and representatives and the successors and assigns of each of the foregoing (each, an “Indemnified Person”) from and against any and all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with this Commitment Letter, any Fee Letter, the Senior Secured First Lien Notes Facility, the use or intended use of the proceeds of the Senior Secured First Lien Notes Facility or any related transaction or any actual or threatened claim, actions, suits, inquiries, litigation, investigation or proceeding (any such claim, actions, suits, inquiries, litigation, investigation or proceeding, a “Proceeding”) relating to any of the foregoing, regardless of whether any such Indemnified Person is a party thereto (and regardless of whether such matter is initiated by you, your equity holders, creditors, affiliates or any other third party), and to reimburse each such Indemnified Person promptly upon demand for any reasonable documented out-of-pocket legal expenses incurred in connection with investigating or defending any of the foregoing by one firm of counsel for all Indemnified Persons, taken as a whole (and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all Indemnified Persons, taken as a whole) (and, in the case of an actual or perceived conflict of interest where the Indemnified Person affected by such conflict informs you of such conflict and thereafter retains its own counsel with your prior consent (not to be unreasonably withheld or delayed), of another firm of counsel (and local counsel, if applicable) for such affected Indemnified Person) or other reasonable documented out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing or in connection with the enforcement of any provision of this Commitment Letter or the Fee Letters; provided that the foregoing indemnity will not, as to any Indemnified Person, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct or bad faith of such Indemnified Person or any of such Indemnified Person’s controlled or controlling affiliates or any of its or their respective officers, directors, employees, agents, controlling persons, members or representatives (collectively, such Indemnified Person’s “Related Persons”) (provided that each reference to “representatives” pertains solely to such representatives involved in the negotiation of this Commitment Letter), or (ii) arising out of a material breach by such Indemnified Person (or any of such Indemnified Person’s Related Persons) of its obligations under this Commitment Letter (as determined by a court of competent jurisdiction in a final and non-appealable judgment), or (iii) arising out of any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of you or any of your affiliates and that is brought by an Indemnified Person against any other Indemnified Person or (B) any settlement entered into by such Indemnified Person (or any of such Indemnified Person’s Related Persons) without your written consent (such consent not to be unreasonably withheld, delayed or conditioned), provided, however, that the foregoing indemnity will apply to any such settlement in the event that you were offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to assume such defense, and (b) to reimburse the Purchasers from time to time, upon presentation of a reasonably detailed summary statement, for all reasonable documented out-of-pocket expenses and legal fees of Milbank LLP incurred in connection with the Senior Secured First Lien Notes Facility and the preparation, negotiation and enforcement of this Commitment Letter, the Fee Letters, the definitive documentation for the Senior Secured First Lien Notes Facility and any ancillary documents in connection therewith. It is further agreed that the Purchasers shall have no liability to any person other than you, and you shall have no liability to any person other than the Purchasers and the Indemnified Persons in connection with this Commitment Letter, the Fee Letters, the Senior Secured First Lien Notes Facility or the transactions contemplated hereby. No Indemnified Person shall be liable for any damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems except to the extent they are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct or bad faith of such Indemnified Person or any of its Related Persons. None of the Indemnified Persons or (except solely as a result of your indemnification obligations set forth above to the extent an Indemnified Person is found so liable) you, or any of your or its respective affiliates or the respective directors, officers, employees, advisors, and agents of the foregoing shall be liable for any indirect, special, punitive or consequential damages in connection with this Commitment Letter, the Fee Letters, the Senior Secured First Lien Notes Facility or the transactions contemplated hereby. With respect to Notes which are issued under the Indenture, the provisions of this Section 8 shall be superseded in each case by the applicable provisions contained in the Note Purchase Agreement and the Indenture with respect to such issued Notes and thereafter shall have no further force and effect with respect to such Notes. You shall not, without the prior written consent of each applicable Indemnified Person (which consent, except with respect to a settlement including a statement of the type referred to in clause (b) below, shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened Proceedings in respect of which indemnity could have been sought hereunder by such Indemnified Person unless such settlement (a) includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such Proceedings, (b) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person and (c) includes customary confidentiality and non-disparagement agreements.

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9.            Sharing Information; Absence of Fiduciary Relationship; Affiliate Activities.

You acknowledge that we may be providing debt financing, equity capital or other services (including financial advisory services) to other companies in respect of which you may have conflicting interests regarding the transactions described herein or otherwise. We will not furnish confidential information obtained from you by virtue of the transactions contemplated by this Commitment Letter or our other relationships with you to other companies in violation of the confidentiality provisions hereof. You also acknowledge that we do not have any obligation to use in connection with the transactions contemplated by this Commitment Letter, or to furnish to you, confidential information obtained by us from other companies.

You further acknowledge and agree that (a) each Purchaser will act as an independent contractor and no fiduciary, advisory or agency relationship between you and us is intended to be or has been created in respect of any of the transactions contemplated by this Commitment Letter, irrespective of whether we have advised or are advising you on other matters, (b) each Purchaser is acting solely as a principal and not as an agent of yours hereunder and the Purchasers, on the one hand, and you, on the other hand, have an arm’s-length business relationship that does not directly or indirectly give rise to, nor do you rely on, any fiduciary duty on the part of us, (c) you are capable of evaluating and understanding, and you understand and accept, the terms, risks and conditions of the transactions contemplated by this Commitment Letter, (d) you have been advised that we are engaged in a broad range of transactions that may involve interests that differ from your interests and that we do not have any obligation to disclose such interests and transactions to you by virtue of any fiduciary, advisory or agency relationship and (e) you waive, to the fullest extent permitted by law, any claims you may have against us for breach of fiduciary duty or alleged breach of fiduciary duty and agree that we shall not have any liability (whether direct or indirect) to you in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of you, including your stockholders, employees or creditors.

You further acknowledge that one or more of us is a full service securities firm engaged in securities trading and brokerage activities as well as providing investment banking and other financial services. In the ordinary course of business, we or our affiliates may provide investment banking and other financial services to, and/or acquire, hold or sell, for our own or our affiliates’ accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of, you and other companies with which you may have commercial or other relationships. With respect to any securities and/or financial instruments so held by us or our affiliates, or any of our or our affiliates’ customers, all rights in respect of such securities and financial instruments, including any voting rights, will be exercised by the holder of the rights, in its sole discretion.

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10.            Assignments; Amendments; Governing Law, Etc.

This Commitment Letter shall not be assignable by any party hereto, without the prior written consent of each other party hereto (not to be unreasonably withheld) and any attempted assignment without such consent shall be null and void, is intended to be solely for the benefit of the parties hereto (and Indemnified Persons), and is not intended to confer any benefits upon, or create any rights in favor of, any person other than the parties hereto (and Indemnified Persons to the extent expressly provided for herein). Notwithstanding the foregoing, each Purchaser may assign its rights and obligations hereunder (i) without consent if an Event of Default (as defined under any of the Company Material Debt Instruments) shall have occurred and be continuing at such time under any of the Company Material Debt Instruments or (ii) to one or more of its affiliates (including any investment fund, separate account, or other entity owned (in whole or in part), controlled, managed, and/or advised by such Purchaser’s investment manager or an affiliate of such investment manager); provided, that such Purchaser shall not be released (x) from its Class B Note Commitments hereunder so assigned to the extent such assignee fails to fund the portion of such Class B Note Commitments assigned to it on the Issue Date of the Class B Notes (the “Class B Issue Date”) or (y) from its Backstop Note Commitments hereunder so assigned to the extent such assignee fails to fund the portion of such Backstop Note Commitments assigned to it on the Issue Date of the Backstop Notes (the “Backstop Issue Date” and together with the Class B Issue Date, an “Issue Date”). Consent of the Company with respect to any assignment shall not be unreasonably withheld conditioned or delayed. As used herein, references to a Purchaser shall refer to any such assignee pursuant to this Section 10.

Unless you otherwise agree in writing, each Purchaser shall retain exclusive control over all rights and obligations with respect to its commitments in respect of the Senior Secured First Lien Notes Facility, including all rights with respect to consents, modifications, supplements, waivers and amendments, until the Issue Date has occurred. Any and all obligations of, and services to be provided by, each of us hereunder (including, without limitation, our commitments as a Purchaser) may be performed and any and all of our rights hereunder may be exercised by or through any of our respective affiliates or branches and, in connection with such performance or exercise, we may, subject to Section 13, exchange with such affiliate or branches information concerning you and your affiliates that may be the subject of the transactions contemplated hereby and, to the extent so employed, such affiliates and branches shall be entitled to the benefits afforded to us hereunder and be subject to the obligations undertaken by us hereunder.

This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by us and you.

This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Commitment Letter by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. For the avoidance of doubt, the words “execution,” “signed,” “signature,” “delivery” and words of like import in or relating to this Commitment Letter or any document to be signed in connection with this Commitment Letter shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means. Section headings used herein are for convenience of reference only, are not part of this Commitment Letter and are not to affect the construction of, or to be taken into consideration in interpreting, this Commitment Letter.

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You acknowledge that information and documents relating to the Senior Secured First Lien Notes Facility may be transmitted through Syndtrak, Intralinks, the internet, e-mail or similar electronic transmission systems, and that no Indemnified Person or any of its Related Persons shall be liable for any damages arising from the unauthorized use by others of information or documents transmitted in such manner except to the extent they are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct or bad faith of such Indemnified Person or any of its Related Persons. This Commitment Letter and the Fee Letters supersede all prior understandings, whether written or oral, between us with respect to the Senior Secured First Lien Notes Facility (other than the confidentiality agreements, dated the respective dates thereof, previously entered into between you and the applicable Purchaser). THIS COMMITMENT LETTER, AND ALL CLAIMS OR CAUSES OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) THAT MAY BE BASED UPON, ARISE OUT OF OR RELATE IN ANY WAY TO THIS COMMITMENT LETTER, OR THE NEGOTIATION, EXECUTION OR PERFORMANCE OF THIS COMMITMENT LETTER OR THE TRANSACTIONS CONTEMPLATED HEREBY, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY PRINCIPLE OF CONFLICTS OF LAW THAT COULD REQUIRE THE APPLICATION OF ANY OTHER LAW.

11.            Jurisdiction.

Each of the parties hereto hereby irrevocably and unconditionally (a) submits, for itself and its property, to the exclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in the Borough of Manhattan, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Commitment Letter, the Fee Letters or the transactions contemplated hereby or thereby, and agrees that all claims in respect of any such action or proceeding shall be brought, heard and determined only in such New York State court or, to the extent permitted by law, in such Federal court, (b) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Commitment Letter, the Fee Letters or the transactions contemplated hereby or thereby in any such New York State or Federal court, (c) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court, and (d) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. You and we agree that service of any process, summons, notice or document by registered mail addressed to you or us at the respective addresses set forth above shall be effective service of process for any suit, action or proceeding brought in any such court.

12.            Waiver of Jury Trial.

EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM BROUGHT BY OR ON BEHALF OF ANY PARTY RELATED TO OR ARISING OUT OF THIS COMMITMENT LETTER, ANY FEE LETTER OR THE PERFORMANCE OF SERVICES HEREUNDER OR THEREUNDER.

10

13.            Confidentiality.

This Commitment Letter is delivered to you on the understanding that the Fee Letters and their respective terms or substance shall not be disclosed, directly or indirectly, by you to any other person except (a) to your officers, directors, employees, attorneys, agents, accountants, advisors, controlling persons and equity holders who are directly involved in the consideration of this matter on a confidential basis or (b) pursuant to the order of any court or administrative agency in any pending legal, judicial or administrative proceeding or otherwise as required by applicable law or compulsory legal process or to the extent requested or required by governmental and/or regulatory authorities or self-regulatory organizations (in which case you agree to inform us promptly thereof to the extent permitted by law or the applicable regulator).

For the avoidance of doubt, all nonpublic information received by us and our affiliates in connection with this Commitment Letter and the transactions contemplated hereby shall be governed by the confidentiality agreements, dated the respective dates thereof, previously entered into between you and the applicable Purchaser.

14.            Surviving Provisions and Termination.

The survival, compensation, information, reimbursement, indemnification, absence of fiduciary relationship, confidentiality, jurisdiction, governing law and waiver of jury trial provisions contained herein and in the Fee Letters and the provisions of Section 9 of this Commitment Letter shall remain in full force and effect in accordance with their terms notwithstanding the termination of this Commitment Letter or the Commitments hereunder and our agreements to perform the services described herein; provided, that with respect to any Notes issued under the Indenture, each party’s obligations under this Commitment Letter and the Fee Letters with respect to such issued Notes, other than those provisions relating to confidentiality and compensation, shall automatically terminate and be superseded by the provisions of the Note Purchase Agreement upon the Purchasers’ funding under the Note Purchase Agreement for such Notes in consideration for the issuance of such Notes under the Indenture on the Issue Date for such Notes. The Company may, in its sole discretion, terminate this Commitment Letter, the Fee Letters and/or the Commitments with respect to the Senior Secured First Lien Notes Facility hereunder at any time subject to survival of certain sections specified in the preceding sentence; provided that any termination of the Commitments shall be in whole and not in part.

15.            PATRIOT Act Notification.

We hereby notify you that pursuant to the requirements of the USA PATRIOT Act, Title III of Pub. L. 107-56 (signed into law October 26, 2001) (the “PATRIOT Act”), each Purchaser is required to obtain, verify and record information that identifies the Company and the Guarantors, which information includes the name, address, tax identification number and other information regarding the Company and the Guarantors that will allow such Purchaser to identify the Company and the Guarantors in accordance with the PATRIOT Act. This notice is given in accordance with the requirements of the PATRIOT Act and is effective as to each Purchaser.

11

16.            Notices.

Any notice or communication shall be in writing and delivered in person or mailed by first class mail or sent by electronic mail and addressed as follows:

if to the Issuer or the Guarantors:

NCL Corporation Ltd.

7665 Corporate Center Drive

Miami, FL 33126-1201

Telephone: ###

Attn: Daniel Farkas, Executive Vice President, General Counsel and Assistant Secretary

With a copy to:

Kirkland & Ellis LLP

601 Lexington Avenue

New York, New York 10022

Telephone: (212) 446-4750

Attention: Sophia Hudson

if to Apollo or any Purchaser:

Apollo Capital Management, L.P.

9 West 57th Street,

New York, New York, 10019

Telephone: ###

Attn: ###

or to such other address as any Purchaser may notify the Company in accordance with this Section 16 (including in connection with an assignment in accordance with Section 10).

17.            Acceptance.

If the foregoing correctly sets forth our agreement with you, please indicate your acceptance of the terms of this Commitment Letter and of the Fee Letters by returning to us executed counterparts hereof and of the Fee Letters not later than 5:00 p.m., New York City time, on February 22, 2023. The Existing Commitment Letter will remain in full force and effect in accordance with its terms in the event that we have not received such executed counterparts in accordance with the immediately preceding sentence.

In the event that a Purchase Notice with respect of Class B Note Commitments is not delivered on or prior to February 22, 2024 (the “Class B Commitment Expiration Date”), this Commitment Letter shall terminate with respect to the Class B Note Commitments, and our agreements to perform the services described herein with respect to the Class B Note Commitments shall automatically terminate without further action or notice and without further obligation to you; provided that, if (i) not earlier than 60 days prior to the Class B Commitment Expiration Date, but not later than the fifth (5th) Business Day prior to the Class B Commitment Expiration Date, any of the Chief Executive Officer, the Chief Financial Officer, any President, the Chairman, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer or the General Counsel of the Company (each, an “Authorized Officer”) shall have delivered to the Purchasers a written extension notice in the form of Exhibit C hereto (a “Commitment Extension Notice”) with respect to the Class B Note Commitments and (ii) there exists no defaults or events of defaults (or similar events) under any Company Material Debt Instruments as of such date, the Class B Commitment Expiration Date shall be replaced with, and availability of the Class B Note Commitments (such period of availability, the “Class B Availability Period”) shall be extended to and until, in each case, automatically and without further action by any party, February 22, 2025.

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In the event that a Purchase Notice with respect of Backstop Note Commitments is not delivered on or prior to February 22, 2024 (the “Backstop Commitment Expiration Date”), this Commitment Letter shall terminate with respect to the Backstop Note Commitments, and our agreements to perform the services described herein with respect to the Backstop Note Commitments shall automatically terminate without further action or notice and without further obligation to you; provided that, if (i) not earlier than 60 days prior to the Backstop Commitment Expiration Date, but not later than the fifth (5th) Business Day prior to the Backstop Commitment Expiration Date, an Authorized Officer of Company shall have delivered to the Purchasers a Commitment Extension Notice with respect to the Backstop Note Commitments and (ii) there exists no defaults or events of defaults (or similar events) under any Company Material Debt Instruments as of such date, the Backstop Commitment Expiration Date shall be replaced with, and availability of the Backstop Note Commitments (such period of availability, the “Backstop Availability Period”) shall be extended to and until, in each case, automatically and without further action by any party, February 22, 2025.

[Remainder of this page intentionally left blank]

13

We are pleased to have been given the opportunity to assist you in connection with the Senior Secured First Lien Notes Facility.

Very truly yours,

APOLLO CAPITAL MANAGEMENT, L.P.

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO DEBT SOLUTIONS BDC

By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer

APOLLO ACCORD +AGGREGATOR B, L.P.

By:	Apollo Accord+ Advisors, L.P., its general partner

By:	Apollo Accord+ Advisors GP, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO ACCORD V AGGREGTOR B, L.P.

By:	Apollo Accord Advisors V, L.P., its general partner

By:	Apollo Accord Advisors GP V, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

APOLLO DEFINED RETURN AGGREGATOR B, L.P.

By: Apollo Defined Return Advisors, L.P., its general partner

By:	Apollo Defined Return Advisors GP, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO TACTICAL INCOME FUND INC.

By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer

APOLLO SENIOR FLOATING RATE FUND INC.

By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer

APOLLO CENTRE STREET PARTNERSHIP, LP

By:	Apollo Centre Street Advisors (APO DC), L.P., its general partner

By:	Apollo Centre Street Advisors (APO DC-GP), LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

APOLLO LINCOLN FIXED INCOME FUND, L.P.

By:	Apollo Lincoln Fixed Income Management, LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO MOULTRIE CREDIT FUND, L.P.

By:	Apollo Moultrie Credit Fund Management, LLC its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CALLIOPE FUND, L.P.

By:	Apollo Calliope Management, LLC its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO EXCELSIOR, L.P.

By:	Apollo Excelsior Advisors, L.P., its general partner

By:	Apollo Excelsior Ultimate GP, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

APOLLO CREDIT STRATEGIES MASTER FUND, LTD.

By:	Apollo ST Fund Management LLC

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO PPF CREDIT STRATEGIES LLC

By:	Apollo Credit Strategies Master Fund Ltd., its member

By:	Apollo ST Fund Management LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO TR OPPORTUNISTIC LTD.

By: Apollo Total Return Management, LLC, its investment manager

And by: Apollo Total Return Enhanced Management, LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CREDIT MASTER FUND LTD.

By:	Apollo ST Fund Management LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

APOLLO ATLAS MASTER FUND, LLC

By:	Apollo Atlas Advisors (APO FC), L.P., its managing member

By:	Apollo Atlas Advisors (APO FC-GP), LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

MPI (LONDON) LIMITED

By:	Apollo TRF MP Management, LLC, its sub-advisor

By:	Apollo Capital Management, L.P., its sole member

By:	Apollo Capital Management GP, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

MERCER MULTI-ASSET CREDIT FUND, a sub-fund of Mercer QIF Fund Plc.

By	Apollo Management International LLP, its investment manager

By:	AMI (Holdings), LLC, its member

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

AP KENT CREDIT MASTER FUND, L.P.

By:	AP Kent Management, LLC, the investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

APOLLO UNION STREET PARTNERS, L.P.

By:	Apollo Union Street Management, LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

Executed by Apollo Management International LLP as attorney for Schlumberger Common Investment Fund Limited (acting as trustee for SCHLUMBERGER UK COMMON INVESTMENT FUND):

Acting by AMI (Holdings), LLC, its member

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

APOLLO CHIRON CREDIT FUND, L.P.

By:	Apollo Chiron Management, LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

HOST PLUS PTY LIMITED

By:	Apollo ST Fund Management LLC, its investment manager

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

K2 APOLLO CREDIT MASTER FUND LTD.

By:	Apollo Credit Management, LLC, as its investment sub-adviser

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

ACMP HOLDINGS, LLC

By:	Apollo Capital Markets Management, L.P., its manager

By:	ACMP Capital Management, LLC, its general partner

By:	Apollo Capital Management, L.P., its sole member

By:	Apollo Capital Management, GP, LLC, its general partner

By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

APOLLO DIVERSIFIED CREDIT FUND

By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

Accepted and agreed to as of the date first above written:

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer

[NCL – Second Amended and Restated Commitment Letter - Signature Page]

ANNEX I

Purchasers

EXHIBIT A

Form of Note Purchase Agreement

[Attached.]

Exhibit A

NCL CORPORATION LTD.

$[●] [●]% Senior Secured Notes due 202[●]

FORM OF NOTE PURCHASE AGREEMENT

[●], 202[●]

TO EACH OF THE PURCHASERS
LISTED IN SCHEDULE I HERETO

Ladies and Gentlemen:

NCL Corporation Ltd., a Bermuda exempted company (the “Company”), confirms its agreement with each of the several Purchasers named in Schedule I hereto (each a “Purchaser” and together, the “Purchasers,” in each case subject to Section 2 hereof, and collectively with the Company, the “Parties”), with respect to the issue by the Company and the purchase by each Purchaser, acting severally and not jointly, of the respective principal amounts set forth in Schedule I of $[●] aggregate principal amount of the Company’s [●]% Senior Secured Notes due 202[●] (the “Notes”). The Notes will be issued by the Company pursuant to an indenture (the “Indenture”), dated as of February [●], 2023 (the “Signing Date”), among the Company, each of the Company’s subsidiaries set forth in Annex A hereto (the “Guarantors”) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”) and as collateral agent for the benefit of the holders of the Notes (the “Collateral Agent”), and will be guaranteed by each of the Guarantors (the “Guarantees” and, together with the Notes, the “Securities”). The obligations under the Securities will be secured by the Collateral. Certain terms used herein are defined in Section 20 hereof and if not defined herein, shall be used herein with the meaning given to such terms in the Indenture.

The (a) offering and sale of the Securities and (b) the execution and delivery of the Transaction Documents (as defined below) are, collectively, herein referred to as the “Transactions.”

The sale of the Securities to the Purchasers on the Closing Date will be made without registration of the Securities under the Act in reliance upon exemptions from the registration requirements of the Act.

The Securities will be secured by a first-priority Lien, subject to Permitted Collateral Liens, on the Collateral, on the terms and subject to the conditions set forth in the Indenture and the Security Documents. The rights of the holders of the Securities to the Collateral shall be documented by the Security Documents listed in Annex B hereto, each delivered or to be delivered to the Collateral Agent, granting a first-priority security interest in the Collateral, subject to Permitted Collateral Liens, for the benefit of the Trustee and each holder of the Securities and the successors and assigns of the foregoing.

1.             Representations and Warranties by the Company and the Guarantors. The Company and each of the Guarantors hereby, jointly and severally, represent and warrant to each Purchaser as follows as of the date hereof and as of the Closing Date:

(a)            Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 and their compliance with the agreements set forth therein, none of the Company, any of its subsidiaries, or any of their respective Affiliates (as defined in Rule 501(b) of Regulation D), or any person acting on its or their behalf has, directly or indirectly, made offers or sales of any security, or solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Act) that is or could be integrated with the sale of the Securities in a manner or under circumstances that would require the registration of the Securities under the Act.

(b)            Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 and their compliance with the agreements set forth therein, none of the Company, any of its subsidiaries or any of their respective Affiliates, or any person acting on its or their behalf has: (i) engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Securities or (ii) engaged in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and the Company, each of its subsidiaries and each of their respective Affiliates and each person acting on its or their behalf has complied with the offering restrictions requirement of Regulation S. The sale of the Securities pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

(c)            The Securities satisfy the eligibility requirements of Rule 144A(d)(3) under the Act.

(d)            Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 4 and their compliance with the agreements set forth therein, no registration under the Act of the Securities is required for the offer and sale of the Securities to the Purchasers in the manner contemplated herein and it is not necessary to qualify the Indenture under the Trust Indenture Act.

(e)            None of the Company, the Guarantors or any of their respective subsidiaries is or, after giving effect to the offering and sale of the Securities, will be an “investment company” as defined in the Investment Company Act, without taking account of any exemption arising out of the number of holders of the Company’s securities.

(f)            None of the Company or any of its subsidiaries has paid or agreed to pay to any person any compensation for soliciting another to purchase any Securities (except as contemplated in this Agreement).

(g)            The Company has not entered into any contractual arrangement, other than this Agreement, the Commitment Letter, dated as of the Signing Date, with the Purchasers relating to the Securities (the “Commitment Letter”) [and][,] the related engagement letter and fee letter [and the Transaction Documents]1, with respect to the distribution or sale of the Securities and the Company will not enter into any such arrangement except as contemplated hereby.

(h)            Each of the Company and its subsidiaries has been duly incorporated or organized and is validly existing as an entity in good standing (where such concept is legally relevant) under the laws of the jurisdiction in which it is incorporated or organized with full corporate or other organizational power and authority to own or lease, as the case may be, and to operate its properties and conduct its business as described in (i) the Company’s Annual Report on Form 10-K for the year ended December 31, 202[●], filed by the Company with the Commission on [●], and (ii) all filings made by the Company with the Commission in accordance with Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act on or after January 1, 202[●] and prior to the Closing Date, with the exception of any information furnished by the Company with the Commission under Item 2.02 or Item 7.01 of a Current Report on Form 8-K (the reports described in clauses (i) and (ii) collectively, the “Exchange Act Filings”), and is duly qualified to do business as a foreign corporation or other entity and is in good standing (where such concept is legally relevant) under the laws of each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification except where the failure to be so incorporated, organized or qualified, have such power or authority or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect.

(i)            Each of the Company and the Guarantors has all requisite corporate or other power and authority to execute and deliver this Agreement, the Notes, the Indenture, including each Guarantee set forth therein, each of the Security Documents, each Access Agreement and IP License, the Commitment Letter, dated as of the date hereof, among the Company and the Purchasers, and each fee letter referred to therein, in each case, to the extent a party thereto (collectively, the “Transaction Documents”), including granting such Liens and security interests to be granted by the Company and certain of the Guarantors pursuant to the Indenture and the Security Documents, and to perform their respective obligations hereunder and thereunder, and to provide the representations, warranties and indemnities under, or contemplated by, the Transaction Documents; and all actions required to be taken for the due and proper authorization, execution and delivery by it of each of the Transaction Documents and the consummation by it of the transactions contemplated thereby have been duly and validly taken.

1 To be included for Notes issued after the Signing Date.

(j)            (i) This Agreement has been duly authorized, executed and delivered by the Company and each of the Guarantors; (ii) [the Indenture has been or, prior to the Signing Date, will be duly authorized and on the Signing Date will be duly executed and delivered by the Company and each of the Guarantors and, when duly executed and delivered by each of the parties thereto, will constitute a legal, valid and binding instrument enforceable against the Company and each of the Guarantors in accordance with its terms]2[the Indenture has been duly authorized, executed and delivered by the Company and each of the Guarantors and, assuming the due execution and delivery by each of the other parties thereto, constitutes a legal, valid and binding instrument enforceable against the Company and each of the Guarantors in accordance with its terms]3 (in each case subject, as to the enforcement of remedies, to the effects of (x) bankruptcy, reorganization, insolvency, fraudulent conveyance, moratorium or other laws affecting creditors’ rights generally from time to time in effect and (y) general principles of equity (whether considered in a proceeding in equity or at law) (collectively, the “Enforceability Limitations”)); (iii) the Notes have been duly authorized by the Company and, when duly executed and authenticated by the Trustee in accordance with the provisions of the Indenture and delivered to and paid for by the Purchasers, will be duly executed and delivered by the Company and when executed and delivered by the Company, will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their terms (subject to the Enforceability Limitations), and will be entitled to the benefits of the Indenture; and (iv) [each of the Security Documents has been or, prior to the Signing Date, will be duly authorized and on the Signing Date, or within the time periods specified in the Indenture (the “Collateral Perfection Periods”), will be duly executed and delivered by the Company and each of the Guarantors, to the extent a party thereto, and, when duly executed and delivered by each of the parties thereto, will constitute legal, valid and binding obligations of the Company and each of the Guarantors, to the extent a party thereto, enforceable against the Company and each of the Guarantors, to the extent a party thereto, in accordance with their terms]4[each of the Security Documents has been duly authorized, executed and delivered by the Company and each of the Guarantors, to the extent a party thereto, and, assuming the due execution and delivery by each of the other parties thereto, constitutes legal, valid and binding obligations of the Company and each of the Guarantors, to the extent a party thereto, enforceable against the Company and each of the Guarantors, to the extent a party thereto, in accordance with their terms]5 (subject to the Enforceability Limitations).

2 To be included for Notes issued on the Signing Date.

3 To be included for Notes issued after the Signing Date

4 To be included for Notes issued on the Signing Date.

5 To be included for Notes issued after the Signing Date.

(k)               (i) Upon execution, delivery and filing, as applicable, of the Security Documents (or, in the case of such portion of the Collateral constituting investment property evidenced by certificates or other instruments, if any, upon the delivery to the Collateral Agent of such certificates or instruments in accordance with the Security Documents), each will be effective to grant a legal, valid and enforceable security interest in all of the grantor’s right, title and interest in the Collateral, and, upon granting and perfection or registration, as applicable, within the Collateral Perfection Periods, the security interests granted thereby will constitute valid, perfected first-priority Liens and security interests in the Collateral and such security interests will be enforceable in accordance with the terms contained therein against all creditors of the Company and the Guarantors and subject only to Permitted Collateral Liens and the Enforceability Limitations; and (ii) each of the Company and the Guarantors collectively own, have rights in or have the power and authority to collaterally assign or otherwise grant security interests over rights in the Collateral, free and clear of any Liens other than Permitted Collateral Liens.

(l)            No consent, approval, authorization, filing with or order of any court or governmental agency or body or third party is required in connection with the execution or delivery of the Transaction Documents, the issuance and sale and delivery of the Securities by the Company, the issuance of the Guarantees by the Guarantors, the grant and perfection of Liens and security interests in the Collateral pursuant to the Security Documents and compliance by the Company and each of the Guarantors with the terms thereof or the consummation of any other of the transactions herein contemplated, except such (i) as may be required under applicable state or foreign securities or blue sky laws, (ii) as may be required under the rules and regulations of the Financial Industry Regulatory Authority, Inc., (iii) routine informational and corporate filings required by applicable law, (iv) future filings in the ordinary course of business to comply with general applicable regulatory, environmental, or other laws or applicable regulations in connection with performance of obligations under the Transaction Documents, (v) as shall have been obtained or made prior to the Closing Date or (vi) as may be required to perfect or secure the priority of the Trustee’s or the Collateral Agent’s security interests granted pursuant to the Security Documents consistent with the description thereof in the Indenture. None of the Company or any of its subsidiaries is (A) in violation of any provision of its charter, bylaws, bye-laws, memorandum of association or articles of association or any equivalent organizational or constitutional document; (B) in breach of or default under the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject; or (C) in breach or violation of any statute, law, rule, regulation, judgment, order or decree applicable to the Company or any of its subsidiaries of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or any of its properties other than in the cases of clauses (B) and (C), such violations and defaults that would not reasonably be expected to have a Material Adverse Effect.

(m)            Except with respect to required consents as described in Sections 11.01(e) and (f) of the Indenture, none of the execution and delivery of the Transaction Documents, the issuance and sale of the Securities, the issuance of the Guarantees by the Guarantors, the grant and perfection of Liens and security interests in the Collateral pursuant to the Security Documents or the consummation of any other of the transactions herein or therein contemplated, or the fulfillment of the terms hereof or thereof will conflict with, result in a breach or violation of or imposition of any lien, charge or encumbrance upon any property or assets of the Company, the Guarantors or any of their respective subsidiaries pursuant to, (i) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement or other agreement, obligation, condition, covenant or instrument to which the Company or any of its subsidiaries is a party or bound or to which its or their property is subject; or (ii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, any of its subsidiaries or any of its properties, other than in the cases of clauses (i) and (ii), such breaches, violations, liens, charges, or encumbrances that would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and would not materially adversely affect consummation of the transactions contemplated hereby; or result in the violation of the charter, bylaws, bye-laws, memorandum of association or articles of association or any equivalent organizational or constitutional document of the Company or any of its subsidiaries.

(n)            The consolidated historical financial statements of the Company and its consolidated subsidiaries included in the Exchange Act Filings, present fairly in all material respects the consolidated financial position, results of operations and cash flows of the Company and its consolidated subsidiaries as of the dates and for the periods indicated and have been prepared in conformity with United States generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as otherwise noted therein).

(o)            Each of the Company and its subsidiaries owns or leases all such real properties as are necessary to the conduct of its respective operations as currently conducted, except as would not reasonably be expected to have a Material Adverse Effect.

(p)            The Company and its subsidiaries: (i) have filed all non-U.S., U.S. federal, state and local tax returns that are required to be filed or have requested extensions thereof, except in any case in which the failure so to file would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Exchange Act Filings (exclusive of any amendment or supplement thereto); and (ii) have paid all taxes required to be paid by them and any other tax assessment, fine or penalty levied against them, to the extent that any of the foregoing is due and payable, except for any such tax assessment, fine or penalty that is currently being contested in good faith or as would not reasonably be expected to have a Material Adverse Effect and except as set forth in or contemplated in the Exchange Act Filings (exclusive of any amendment or supplement thereto).

(q)            The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by the appropriate U.S. federal, state or non-U.S. regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such licenses, certificates, permits and other authorizations would not reasonably be expected to have a Material Adverse Effect, and none of the Company or any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit that, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would reasonably be expected to have a Material Adverse Effect, except as set forth in or contemplated in the Exchange Act Filings (exclusive of any amendment or supplement thereto).

(r)            The Company and its subsidiaries and each Mortgaged Property (i) are in compliance with any and all applicable non-U.S., U.S. federal, state and local laws and regulations relating to the protection of human health and safety (as such is affected by hazardous or toxic substances or wastes, pollutants or contaminants), the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; (iii) have not received notice of any actual or potential liability under any Environmental Law; and (iv) have not been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, except where such non-compliance with Environmental Laws, failure to receive or comply with required permits, licenses or other approvals, liability or status as a potentially responsible party would not reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect and except as set forth in or contemplated in the Exchange Act Filings (exclusive of any amendment or supplement thereto).

(s)            (i) The minimum funding standard under Section 302 of the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (“ERISA”), has been satisfied by each “pension plan” (as defined in Section 3(2) of ERISA) that has been established or maintained by the Company and/or one or more of its subsidiaries; (ii) each of the Company and its subsidiaries has fulfilled its obligations, if any, under Section 515 of ERISA; (iii) each pension plan and welfare plan established or maintained by the Company and/or one or more of its subsidiaries is in compliance in all material respects with the currently applicable provisions of ERISA; and (iv) none of the Company or any of its subsidiaries has incurred or, except as set forth or contemplated in the Exchange Act Filings, would reasonably be expected to incur any material withdrawal liability under Section 4201 of ERISA, any material liability under Section 4062, 4063, or 4064 of ERISA, or any other material liability under Title IV of ERISA; except, in each case, as would not reasonably be expected to have a Material Adverse Effect.

(t)            (i) The Company and its subsidiaries own, possess, license or have other rights to use all intellectual property, including Patents, Trademarks, Copyrights, domain names (in each case including all registrations and applications to register same), inventions, trade secrets, technology and know-how (the “Intellectual Property”), necessary for the conduct of their respective businesses as now conducted or as proposed in the Exchange Act Filings to be conducted, except where the failure to own, possess, license or otherwise have such rights would not reasonably be expected to have a Material Adverse Effect. Except as set forth in the Exchange Act Filings, and except as would not reasonably be expected to have a Material Adverse Effect, the Company and its subsidiaries own, or have rights to use under license, all such Intellectual Property free and clear in all respects of all adverse claims, liens or other encumbrances.

(ii)          Without limitation and in addition to the foregoing, the Secured Guarantors own, or have a valid license or right to use, all of the material Pledged IP, and all such Pledged IP owned by the Secured Guarantors is subsisting, in full force and effect, and, to the knowledge of the Company, valid and enforceable, has not been abandoned, canceled or terminated, and is not subject to any outstanding order, judgment or decree restricting its use or adversely affecting the Company’s rights thereto. Except for the IP Licenses, no such Pledged IP is the subject of any material licensing agreement as to which the Company or any of its subsidiaries is a party. To the knowledge of the Company, in the past three years, no name, brand or slogan or other advertising device, product, process, method, substance or service or goods bearing or using any Pledged IP used or employed by the Company or any of its subsidiaries, has infringed or violated, or infringes or violates, intellectual property rights of any other Person in any material respect. Except as would not reasonably be expected to have a Material Adverse Effect, each Person (including any current or former employees, contractors or consultants) who have developed, created, conceived or reduced to practice any Pledged IP has assigned all right, title and interest in and to all such Pledged IP pursuant to a valid and enforceable written contract, by operation of law or has otherwise permitted the use of such Pledged IP by the Company. The Pledged IP (including the intellectual property of third parties licensed to the Secured Guarantors) includes all material intellectual property rights necessary and required to operate the business of the Company and its Subsidiaries as operated on the Closing Date.

(u)            Neither the issuance, sale and delivery of the Securities nor the application of the proceeds thereof by the Company will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System, as the same is in effect on the Closing Date.

(v)            Subject to such qualifications and assumptions as are set forth in the opinion of relevant local counsel for the Company and the Guarantors, there are no stamp or other issuance or transfer taxes or duties or other similar fees or charges imposed by any governmental authority required under applicable law to be paid in connection with the execution and delivery of any of the Transaction Documents, the issuance or sale hereunder by the Company of the Notes other than all such taxes, duties or other similar fees or charges imposed by any jurisdiction outside the United States in which the Company or any successor is organized or resident for tax purposes or any jurisdiction in which a paying agent for the Securities is located.

(w)            It is not necessary under the laws of any jurisdiction in which the Company and the Guarantors are incorporated or organized or do business that any of the holders of the Securities be licensed, qualified or entitled to carry on business in any such jurisdiction by reason of the execution, delivery, performance or enforcement of any of the Transaction Documents.

(x)            The Company and the Guarantors have the power to submit and have taken all necessary corporate action to submit to the jurisdiction of any federal or state court located in the borough of Manhattan in the City of New York (a “New York Court”).

(y)            Subject to such qualifications and assumptions as are set forth in the opinion of relevant local counsel for the Company and the Guarantors, a holder of the Securities, the Trustee, the Collateral Agent and each Purchaser are each entitled to sue as plaintiff in the courts of the jurisdiction of incorporation or formation and domicile of the Company and the Guarantors for the enforcement of their respective rights under the Transaction Documents and such access to such courts will not be subject to any conditions which are not applicable to residents of such jurisdiction or a company incorporated in such jurisdiction, other than the requirement to post a bond or guarantee with respect to court costs and legal fees.

(z)            Subject to such qualifications and assumptions as are set forth in the opinion of relevant local counsel for the Company and the Guarantors, the courts of the jurisdiction of incorporation or formation and domicile of the Company or any Guarantor will recognize and enforce a judgment obtained against the Company or any Guarantor in a New York Court in an action arising out of or in connection with the Transaction Documents, in each case, without reconsidering the merits thereof.

(aa)          Neither the Company nor any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977 or the Bribery Act 2010 of the United Kingdom; or (iv) made any bribe, rebate, payoff, influence payment kickback or other unlawful payment.

(bb)         The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the USA Patriot Act, the Bank Secrecy Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, that have been issued, administered or enforced by any governmental agency.

(cc)          Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or Affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department, the United Nations Security Council, the European Union, His Majesty’s Treasury or any other relevant sanctions authority; and the Company will not directly or indirectly use the proceeds of the offering of the Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity for the purpose of financing the activities of any person that at the time of such financing is subject to any sanctions administered by or enforced by such authorities.

(dd)          Except pursuant to this Agreement, the Commitment Letter and related engagement letter and fee letter and as contemplated under the Transactions, neither the Company nor any of its subsidiaries has incurred any liability for any finder’s or broker’s fee or agent’s commission in connection with the offering and sale of the Securities or any transaction contemplated by this Agreement.

(ee)          The Company is subject to, and is in compliance in all material respects with, the reporting requirements of Section 13 and Section 15(d), as applicable, of the Exchange Act. The Exchange Act Filings, at the time they were filed with the SEC, complied, and on the date hereof do, and on the Closing Date will, comply, in all material respects with the requirements of the Exchange Act and did not, and on the date hereof do not and on the Closing Date will not, include any untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they made, not misleading.

(ff)          The account banks and numbers of the Collection Accounts are specified in Schedule IV to the Indenture.

(gg)         The Equity Interests of each Secured Guarantor have been duly authorized and validly issued and are fully paid and non-assessable. There is no existing option, warrant, call, right, commitment or other agreement to which the Company or any of its subsidiaries is a party requiring, and there is no membership interest or other Equity Interests, directly or indirectly, of any Secured Guarantor or any of its subsidiaries outstanding which upon conversion or exchange would require, the issuance by any Secured Guarantor or any of its subsidiaries of any additional membership interests or other Equity Interests of any Secured Guarantor or any of its subsidiaries or other securities convertible into, exchangeable for or evidencing the right to subscribe for or purchase, a membership interest or other Equity Interests of any Secured Guarantor or any of its subsidiaries.

Any certificate signed by any officer of the Company or its subsidiaries and delivered to the Purchasers or counsel for the Purchasers in connection with the offering of the Securities shall be deemed a joint and several representation and warranty by each of the Company and its subsidiaries, as to matters covered thereby, to each Purchaser.

2.             Purchase and Sale. Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to issue and sell to each Purchaser, and each Purchaser agrees, severally and not jointly, to purchase from the Company, at a purchase price of [●]% of the principal amount thereof (the “Purchase Price”), the respective principal amount of Notes set forth opposite such Purchaser’s name in Schedule I hereto. Each Purchaser may assign its rights and obligations hereunder to (i) one or more of its Affiliates (including any investment fund, separate account, or other entity owned (in whole or in part), controlled, managed, and/or advised by such Purchaser’s investment manager or an Affiliate of such investment manager) or (ii) any other Person with the prior written consent of the Company (such consent not to be unreasonably withheld, conditioned or delayed); provided, that such Purchaser shall not be released from its purchase obligation hereunder so assigned to the extent such assignee fails to purchase the Notes assigned to it on the Closing Date. As used herein, references to a Purchaser shall refer to any such assignee pursuant to this Section 2.

3.             Delivery and Payment.

[The delivery of and payment for the Securities pursuant to this Section 3 shall occur at the offices of Kirkland & Ellis LLP, New York, New York, at 9:00 A.M., New York time, on the date hereof, or at such other time or Business Day as the Purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.

The Securities to be purchased by each Purchaser hereunder from the Company will be represented by one or more definitive Global Notes in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian. On the Closing Date, the Company will deliver the Securities to the Purchasers by causing DTC to credit the Securities to the account of the Trustee, against payment by or on behalf of the Purchasers, of the Purchase Price therefor by wire transfer (same day funds), to such bank account or accounts as the Company shall specify in writing at least one Business Day prior to the Closing Date. The certificates for the Securities purchased pursuant to this Agreement shall be in such denominations and registered in the name of Cede & Co., as nominee of DTC, pursuant to the DTC Agreement, and shall be made available for inspection by the Purchasers on the Business Day preceding the Closing Date.]6

[To the extent the Securities are eligible for clearance and settlement through The Depository Trust Company (“DTC”) on or before 4:00 P.M., New York time, on the fifth Business Day after the date hereof, the Securities to be purchased by each Purchaser hereunder from the Company will be represented by one or more definitive Global Notes in book-entry form which will be deposited by or on behalf of the Company with DTC or its designated custodian. On the Closing Date, the Company will deliver the Securities to the Purchasers by causing DTC to credit the Securities to the account of the Trustee, against payment by or on behalf of the Purchasers, of the Purchase Price therefor by wire transfer (same day funds), to such bank account or accounts as the Company shall specify in writing at least one Business Day prior to the Closing Date. The certificates for the Securities purchased pursuant to this Agreement shall be in such denominations and registered in the name of Cede & Co., as nominee of DTC, pursuant to the DTC Agreement, and shall be made available for inspection by the Purchasers on the Business Day preceding the Closing Date.

To the extent the Securities are not eligible for clearance and settlement through DTC on or before 4:00 P.M., New York time, on the fifth Business Day after the date hereof, the Securities to be purchased by each Purchaser hereunder from the Company will be represented by one or more certificates in definitive form, in such denomination or denominations and registered in such name or names as the Purchasers request upon notice to the Company at least 36 hours prior to the Closing Date, and shall be delivered by or on behalf of the Company to the Purchasers, against payment by or on behalf of the Purchasers of the purchase price therefor by wire transfer (same day funds), to such account or accounts as the Company shall specify prior to the Closing Date, or by such means as the parties hereto shall agree prior to the Closing Date.

In any circumstance, the delivery of and payment for the Securities pursuant to this Section 3 shall be made at 9:00 A.M., New York time, on the seventh Business Day following the date hereof, or at such other time or date as the Purchasers, on the one hand, and the Company, on the other hand, may agree upon, such time and date of delivery against payment being herein referred to as the “Closing Date.” The Company will make such certificate or certificates for the Securities available for checking by the Purchasers at least 24 hours prior to the Closing Date.]7

4.             Representations and Warranties by the Purchasers.

(a)            Each Purchaser acknowledges that the Securities have not been and will not be registered under the Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Act. The Commission has not endorsed the merits of this offering.

6 To be included for Notes issued on the Signing Date.

7 To be included for Notes issued after the Signing Date.

(b)            Each Purchaser acknowledges that there is no public market for the Securities, and transfers and resales are, and will be, severely restricted due to both certain contractual restrictions and applicable securities law restrictions and may not be transferred or resold except as permitted under the Act and other applicable securities laws or pursuant to registration or exemption therefrom. There is no public trading market for the Securities, so holders must be prepared to hold their investment indefinitely.

(c)            Each Purchaser, severally and not jointly, represents and warrants to and agrees with the Company and the Guarantors, that:

(i)            it has not offered or sold, and will not offer or sell, any Securities within the United States or to, or for the account or benefit of, U.S. persons (x) as part of their distribution at any time or (y) otherwise until 40 days after the later of the commencement of the offering and the date of closing of the offering except:

(A)            to those persons whom it reasonably believes to be “qualified institutional buyers” (as defined in Rule 144A under the Act) or if any such person is buying for one or more institutional accounts for which such person is acting as a fiduciary or agent, only when such person has represented to it that each such account is a qualified institutional buyer to whom notice has been given that such sale or delivery is being made in reliance on Rule 144A and, in each case, in transactions in accordance with Rule 144A; or

(B)            in accordance with Rule 903 of Regulation S;

(ii)            neither it nor any person acting on its behalf has made or will make offers or sales of the Securities in the United States by means of any form of general solicitation or general advertising (within the meaning of Regulation D) in the United States or in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act;

(iii)          in connection with any sale pursuant to Section 4(c)(i)(A), it has taken or will take reasonable steps to ensure that the purchaser of such Securities is aware that such sale is being made in reliance on Rule 144A under the Act;

(iv)            neither it, nor any of its Affiliates nor any person acting on its or their behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities; and

(v)            it is an “accredited investor” (as defined in 501(a) of Regulation D).

5.             Agreements. Each of the Company and the Guarantors agrees with each Purchaser as follows:

(a)            During the period from the Closing Date until two years after the Closing Date, the Company and the Guarantors will not, and will use reasonable efforts to cause its Affiliate subsidiaries not to, resell any Securities that have been acquired by any of them except for Securities resold in a transaction registered under the Act.

(b)            The Company and the Guarantors agree that they will not, and will use reasonable efforts to cause its Affiliates and any person acting on their behalf not to, make offers or sales of any security (as defined in the Act), or solicit offers to buy any security, under circumstances that could be integrated with the sale of the Securities in a manner that would reasonably be expected to require the registration of the Securities under the Act.

(c)            None of the Company, the Guarantors and their Affiliates and any person acting on their behalf will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) or make any offer in any manner involving a public offering within the meaning of Section 4(a)(2) of the Act in connection with any offer or sale of the Securities in the United States.

(d)            For so long as any of the Securities are “restricted securities” within the meaning of Rule 144(a)(3) under the Act, the Company and each of the Guarantors will, unless they are subject to and comply with Section 13 or 15(d) of the Exchange Act or file the periodic reports contemplated by such provisions pursuant to the terms of the Indenture, provide to each holder of such restricted securities and to each prospective purchaser (as designated by such holder) of such restricted securities, upon the request of such holder or prospective purchaser, any information required to be provided by Rule 144A(d)(4) under the Act. This covenant is intended to be for the benefit of the holders, and the prospective purchasers designated by such holders, from time to time of such restricted securities.

(e)            None of the Company, the Guarantors and their Affiliates and any person acting on their behalf will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Securities, and each of them will comply with the offering restrictions requirement of Regulation S. Terms used in this paragraph have the meanings given to them by Regulation S.

(f)            The Company will cooperate with the Purchasers and use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement through DTC. [If for any reason the Securities are not eligible for clearance and settlement through DTC on the Closing Date, if requested by the Purchasers, the Company shall use its commercially reasonable efforts to permit the Securities to be eligible for clearance and settlement promptly after the Closing Date.]8

(g)            The Company will cooperate with the Purchasers and use its commercially reasonable efforts to obtain CUSIP and ISIN numbers for the Securities and use its commercially reasonable efforts to assist the Purchasers in causing the Securities (and related CUSIP and ISIN Numbers) to be quoted by Bloomberg.

(h)            The Company agrees to pay the costs and expenses relating to the following matters: (i) the reasonable, documented fees of the Trustee, the Collateral Agent and any paying agent (and their counsel); (ii) any stamp or other issuance or transfer taxes or duties or other similar fees or charges imposed by any governmental authority in connection with the original issuance and sale of the Notes, save for any such taxes, duties, fees or charges which arise or are increased as a result of any document effecting the registration, issue or delivery of the Notes either being signed or executed in the United Kingdom or being brought into the United Kingdom; (iii) the approval of the Securities for book-entry transfer by DTC; (iv) the fees and expenses of the Company’s counsel; (v) the costs of reproducing and distributing each of the Transaction Documents; and (vi) all other costs and expenses incident to the performance by the Company and the Guarantors of their obligations hereunder.

(i)            Each Guarantor [(i) shall execute the Security Documents to which it is a party within the Collateral Perfection Periods, (ii) shall complete all filings and other similar actions required in connection with the perfection or priority of security interests in the Collateral, in each case, as and to the extent contemplated by the Indenture and the Security Documents within the Collateral Perfection Periods and (iii)]9 shall take all actions necessary to maintain the security interests in the Collateral and to perfect or secure the priority of security interests in any Collateral acquired after the Closing Date, in each case as and to the extent contemplated by the Indenture and the Security Documents.

(j)            [In addition to the written opinions to be delivered on the Closing Date by local counsel of the Company and the Guarantors pursuant to Section 6(c) below, applicable local counsel shall deliver a post-closing written opinion in respect of the Collateral in such local counsel’s jurisdiction (the “Perfection Opinions”), dated on or about the date such granting or perfection of security interests is completed in accordance with the Collateral Perfection Periods, in form and substance reasonably satisfactory to the Collateral Agent, provided that no such post-closing written opinion shall be required for such local counsel that, in the Collateral Agent’s judgment, include the Perfection Opinions in such local counsel’s written opinion that is furnished to the Collateral Agent on the Closing Date pursuant to Section 6(c).]10

8 To be included for Notes issued after the Signing Date.

9 To be included for Notes issued on the Signing Date.

(k)            [The Company will cause the Notes to be listed on the [Bermuda Stock Exchange] and to be admitted to the [Bermuda Official List] as soon as practicable following the Closing Date but in no event later than [●].]11 [The Company will use commercially reasonable efforts to cause the Notes to be listed on the [Bermuda Stock Exchange] and to be admitted to the [Bermuda Official List] as soon as practicable following the Closing Date but in no event later than [●].]12

(l)            The Company will furnish from time to time any and all documents, instruments, information and undertakings that may reasonably be necessary in order to comply with the listing rules of the [Bermuda Stock Exchange].

6.             Conditions to the Obligations of the Purchasers. The obligations of the Purchasers to purchase the Securities shall be subject to the accuracy in all material respects (except to the extent already qualified by materiality, in which case such obligations shall be subject to the accuracy in all respects) of the representations and warranties of the Company and the Guarantors contained herein at the Closing Date and the satisfaction or waiver by the Purchasers (in accordance with Section 15) of the following additional conditions:

(a)            No Event of Default (as defined under any of the Company Material Debt Instruments) shall have occurred and be continuing at the Closing Date under any of the Company Material Debt Instruments. As used in this Agreement, “Company Material Debt Instruments” means, as of any date of determination, the indentures, credit agreements and loan agreements listed in the Index to Exhibits of the Form 10-K of Norwegian Cruise Line Holdings Ltd. for the fiscal year ended December 31, 202[●] to the extent they are still in effect as of the Closing Date, and any additional indentures, credit agreements and loan agreements entered into subsequently to the extent such debt instruments would be required to be listed in the Index to Exhibits of the Form 10-K of Norwegian Cruise Line Holdings Ltd. for a subsequent fiscal year and to the extent they are still in effect as of the Closing Date. [For the avoidance of doubt, Company Material Debt Instruments includes the Indenture.]13

10 To be included for Notes issued on the Signing Date.

11 To be included for Notes issued on the Signing Date.

12 To be included for the Notes issued after the Signing Date.

(b)            [(i) Kirkland & Ellis LLP, counsel for the Company and the Guarantors, shall have furnished to the Purchasers an opinion letter dated the Closing Date and in form and substance reasonably satisfactory to the Purchasers and (ii) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Company and the Guarantors, shall have furnished to the Purchasers an opinion letter dated the Closing Date and in form and substance reasonably satisfactory to the Purchasers.]14 [The Company shall have requested and used commercially reasonable efforts to cause (i) Kirkland & Ellis LLP, counsel for the Company and the Guarantors, to furnish to the Purchasers an opinion letter dated the Closing Date and in form and substance reasonably satisfactory to the Purchasers and (ii) Paul, Weiss, Rifkind, Wharton & Garrison LLP, counsel for the Company and the Guarantors, to furnish to the Purchasers an opinion letter dated the Closing Date and in form and substance reasonably satisfactory to the Purchasers.] 15

(c)            [(i) Walkers, British Virgin Islands counsel for the Company and certain of the Guarantors, shall have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (ii) Graham Thompson Attorneys, Bahamas counsel for the Company and certain of the Guarantors, shall have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (iii) Kirkland & Ellis International LLP, English counsel for the Company and certain of the Guarantors, shall have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (iv) Arias, Fábrega & Fábrega, Panama counsel for the Company and certain of the Guarantors, shall have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (v) Cains Advocates Limited, Isle of Man counsel for the Company and certain of the Guarantors, shall have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, and (vi) Walkers (Bermuda) Limited, Bermuda counsel for the Company and certain of the Guarantors, shall have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers.]16 [The Company and the Guarantors shall have requested and used commercially reasonable efforts to cause (i) Walkers, British Virgin Islands counsel for the Company and certain of the Guarantors, to have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (ii) Graham Thompson Attorneys, Bahamas counsel for the Company and certain of the Guarantors, to have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (iii) Kirkland & Ellis International LLP, English counsel for the Company and certain of the Guarantors, to have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (iv) Arias, Fábrega & Fábrega, Panama counsel for the Company and certain of the Guarantors, to have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, (v) Cains Advocates Limited, Isle of Man counsel for the Company and certain of the Guarantors, to have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers, and (vi) Walkers (Bermuda) Limited, Bermuda counsel for the Company and certain of the Guarantors, to have furnished to the Purchasers its written opinion, dated the Closing Date and addressed to the Purchasers, in form and substance reasonably satisfactory to the Purchasers.]17

13 To be included for Notes issued after the Signing Date.

14 To be included for Notes issued on the Signing Date.

15 To be included for Notes issued after the Signing Date.

(d)            On the Closing Date, the Notes shall have been duly executed and delivered on behalf of the Company by a duly authorized officer and duly authenticated by the Trustee.

(e)            On the Closing Date, the Purchasers shall have received fully executed copies of the Transaction Documents required to be delivered on the Closing Date.

(f)            [On the Closing Date, the Securities shall be eligible for clearance and settlement through DTC.]18 [Prior to the Closing Date, the Company shall have taken all action reasonably required to be taken by it to have the Securities eligible for clearance and settlement through DTC.] 19

(g)            [Unless otherwise agreed upon and subject to any exceptions permitted or contemplated by the Indenture and the Security Documents, the Company shall provide the Purchasers and the Collateral Agent with UCC financing statements (or the equivalent filing in each other jurisdiction of a Guarantor required to be perfected on the Closing Date) necessary to perfect the security interests in the Collateral, other than Great Stirrup Cay Island and Harvest Caye Island, on a first-priority basis for the benefit of the holders of the Securities, in form for filing in the appropriate jurisdictions, and, as applicable, intellectual property security agreements in form for filing in the U.S. Patent and Trademark Office and the U.S. Copyright Office (or the equivalent filing office in each other jurisdiction of a Guarantor required to be perfected on the Closing Date) in order to perfect the security interests in the intellectual property which is part of the Collateral for the benefit of the holders of the Securities, with the priority required by the Security Documents.]20

16 To be included for Notes issued on the Signing Date.

17 To be included for Notes issued after the Signing Date.

18 To be included for Notes issued on the Signing Date.

19 To be included for Notes issued after the Signing Date.

(h)            [The Purchasers shall have received results of a recent customary lien search in each of (i) the British Virgin Islands, with respect to Krystalsea Limited, (ii) The Bahamas, with respect to Great Stirrup Cay Limited and Great Stirrup Cay Island, (iii) Bermuda, with respect to NCL Corporation Ltd. and NCL (Bahamas) Ltd., (iv) Belize, with respect to Harvest Caye Island, (v) St. Lucia, with respect to Belize Investments Limited, as parent of Krystalsea Limited, (vi) Isle of Man, with respect to Arrasas Limited, (vii) Panama, with respect to Prestige Cruises International S. de R. L., Prestige Cruise Holdings S. de R.L., Oceania Cruises S. de R.L. and Seven Seas Cruises S. de R.L., (viii) England and Wales, with respect to NCL UK IP Co Ltd., and (ix) Delaware, with respect to NCL US IP Co 1, LLC and NCL US IP Co 2, LLC, in each case where such lien search is reasonably available, and such search shall reveal no liens on any of the assets of the Company and the Guarantors or their respective subsidiaries except for (x) in the case of Liens on the Collateral, the Permitted Collateral Liens and (y) otherwise, Permitted Liens.] 21 [The Company shall use commercially reasonable efforts to provide the Purchasers with the results of a recent customary lien search in each of (i) the British Virgin Islands, with respect to Krystalsea Limited, (ii) The Bahamas, with respect to Great Stirrup Cay Limited and Great Stirrup Cay Island, (iii) Bermuda, with respect to NCL Corporation Ltd. and NCL (Bahamas) Ltd., (iv) Belize, with respect to Harvest Caye Island, (v) St. Lucia, with respect to Belize Investments Limited, as parent of Krystalsea Limited, (vi) Isle of Man, with respect to Arrasas Limited, (vii) Panama, with respect to Prestige Cruises International S. de R. L., Prestige Cruise Holdings S. de R.L., Oceania Cruises S. de R.L. and Seven Seas Cruises S. de R.L., (viii) England and Wales, with respect to NCL UK IP Co Ltd., and (ix) Delaware, with respect to NCL US IP Co 1, LLC and NCL US IP Co 2, LLC, in each case where such lien search is reasonably available, and such search shall reveal no liens on any of the assets of the Company and the Guarantors or their respective subsidiaries except for (x) in the case of Liens on the Collateral, the Permitted Collateral Liens and (y) otherwise, Permitted Liens.]22

(i)            The Company and each Guarantor shall have delivered to the Purchasers and the Trustee [(A)] a certificate of its secretary or assistant secretary or other officer, dated the Closing Date, certifying as to (i) the resolutions attached thereto and other corporate proceedings relating to the authorization, execution and delivery of the Transaction Documents and (ii) its organizational documents as then in effect [and (B) copies of good standing certificates of the Company and each Guarantor as of a recent date from their respective jurisdiction of organization]23.

20 To be included for Notes issued on the Signing Date.

21 To be included for Notes issued on the Signing Date.

(j)            [The Company shall have delivered to the Purchasers a certificate regarding certain intellectual property matters in form and substance reasonably acceptable to the Purchasers.]24

(k)            All fees, expenses (including reasonable, documented, out-of-pocket legal fees and expenses), charges, disbursements and other compensation payable to each Purchaser by the Company shall have been paid (or shall concurrently be paid) on the Closing Date (which may be deducted from the proceeds payable by the Purchasers) to the extent then due; provided that, in the case of costs and expenses, an invoice of such costs and expenses shall have been presented not less than one Business Day prior to the Closing Date.

The documents required to be delivered by this Section 6 will be available for inspection by the Purchasers on the Business Day prior to the Closing Date.

7.             Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of each of the Company, the Guarantors or their respective officers and of the Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Purchasers, the Company or the Guarantors, and will survive delivery of and payment for the Securities. The provisions of Section 5(h) and Section 18 hereof shall survive the termination or cancellation of this Agreement.

8.             Notices. All communications hereunder will be in writing and effective only on receipt, and:

(a)            if to the Purchasers, shall be sent by hand delivery, mail, overnight courier or facsimile transmission to:

[Apollo Global Management, Inc.

9 West 57th Street

New York, New York 10019

Attention: Michael F. Lotito

Facsimile: (646) 417-6605

22 To be included for Notes issued after the Signing Date.

23 To be included for Notes issued on the Signing Date.

24 To be included for Notes issued on the Signing Date.

With a copy to (which copy shall be delivered as an accommodation and shall not constitute notice):

Milbank LLP

55 Hudson Yards

New York, NY 10001

Attention: Al Pisa and Dennis Dunne

Email: APisa@milbank.com, DDunne@milbank.com]

(b)            if to the Company shall be sent by mail, telex, overnight courier or facsimile transmission to:

NCL Corporation Ltd.
7665 Corporate Center Drive
Miami, Florida 33126
Attention: General Counsel
Facsimile: (305) 436-4117

With a copy to:

Kirkland & Ellis LLP
601 Lexington Avenue
New York, New York 10022
Attention: Sophia Hudson and Zoey Hitzert
Facsimile: (212) 446-4900

9.             Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and at and after the Closing Date, the Company, the Guarantors and their respective successors and its successors and, except as expressly set forth in Section 5(d) hereof or Section 16 hereof, no other person will have any right or obligation hereunder. No purchaser of Securities from any Purchaser shall be deemed to be a successor merely by reason of such purchase.

10.            GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE RELATING TO OR ARISING OUT OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS PRINCIPLES OF CONFLICTS OF LAWS. THE COMPANY, THE GUARANTORS AND YOU HEREBY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND NEW YORK STATE COURTS LOCATED IN THE CITY OF NEW YORK IN CONNECTION WITH ANY DISPUTE RELATING TO THIS AGREEMENT OR ANY MATTERS CONTEMPLATED HEREBY. EACH OF THE PARTIES HERETO HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT.

11.             Submission to Jurisdiction; Appointment of Agent for Service of Process. Each of the Company and the Guarantors hereby irrevocably designates, appoints and empowers Corporate Creations International, Inc. as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and its properties, assets and revenues, service of any and all legal process, summons, notices and documents that may be served in any action, suit or proceeding brought against it in any such United States or state court located in the County of New York with respect to its obligations, liabilities or any other matter arising out of or in connection with this Agreement and that may be made on such designee, appointee and agent in accordance with legal procedures prescribed for such courts. If for any reason such designee, appointee and agent hereunder shall cease to be available to act as such, each of the Company and the Guarantors agrees to designate a new designee, appointee and agent in the County of New York on the terms and for the purposes of this Section 11 satisfactory to the Trustee. Each of the Company and the Guarantors further hereby irrevocably consents and agrees to the service of any and all legal process, summons, notices and documents in any such action, suit or proceeding against them by serving a copy thereof upon the relevant agent for service of process referred to in this Section 11 (whether or not the appointment of such agent shall for any reason prove to be ineffective or such agent shall accept or acknowledge such service) or by mailing copies thereof by registered or certified air mail, postage prepaid, to the Company and the Guarantors, at the address specified in or designated pursuant to this Agreement. Each of the Company and the Guarantors agrees that the failure of any such designee, appointee and agent to give any notice of such service to it shall not impair or affect in any way the validity of such service or any judgment rendered in any action or proceeding based thereon. Nothing herein shall in any way be deemed to limit the ability of the Trustee or the Collateral Agent to service any such legal process, summons, notices and documents in any other manner permitted by applicable law or to obtain jurisdiction over the Company or any Guarantor or bring actions, suits or proceedings against them in such other jurisdictions, and in such manner, as may be permitted by applicable law. Each of the Company and the Guarantors hereby irrevocably and unconditionally waives, to the fullest extent permitted by law, any objection that it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings arising out of or in connection with this Agreement brought in the United States federal courts located in the County of New York or the courts of the State of New York located in the County of New York and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

12.             Waiver of Immunities. To the extent that any of the Company, the Guarantors or any of their respective properties, assets or revenues may have or may hereafter become entitled to, or have attributed to them, any right of immunity, on the grounds of sovereignty, from any legal action, suit or proceeding, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, or from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to their obligations, liabilities or any other matter under or arising out of or in connection with this Agreement, each of the Company and the Guarantors hereby irrevocably and unconditionally, to the extent permitted by applicable law, waives and agrees not to plead or claim any such immunity and consents to such relief and enforcement.

13.             Counterparts. This Agreement may be signed in one or more counterparts (which may be delivered in original form or facsimile or “pdf” file thereof), each of which when so executed shall constitute an original and all of which together shall constitute one and the same agreement. The words “execution,” “signed,” “signature,” and words of like import in this Agreement or in any other certificate, agreement or document related to this Agreement, if any, shall include images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf,” “tif” or “jpg”) and other electronic signatures (including, without limitation, DocuSign and AdobeSign). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.

14.             Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

15.             Amendments; Waivers. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and each Purchaser. No knowledge, investigation or inquiry, or failure or delay by the Company, any Purchaser or any representative thereof in exercising any right hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise of any other right hereunder. No waiver of any right or remedy hereunder shall be deemed to be a continuing waiver in the future or a waiver of any rights or remedies arising thereafter.

16.             Assignment. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective permitted assigns and successors under this Agreement and the Transaction Documents. Neither this Agreement nor any of the rights, interests or obligations of the Company or the Purchasers hereunder may be assigned by the Company without the prior written consent of each Purchaser or, in the case of an assignment by a Purchaser (except for an assignment to an Affiliate or managed fund thereof), without the prior written consent of the Company. Any assignment or transfer in violation of this Section 16 shall be null and void.

17.             Severability. In the event that any provision of this Agreement or the application thereof becomes or is declared by a court of competent jurisdiction to be illegal, void, invalid or unenforceable, the remainder of this Agreement shall continue in full force and effect and the application of such provision to other Persons or circumstances shall be interpreted so as reasonably to effect the intent of the Parties. The Parties further agree to replace such illegal, void, invalid or unenforceable provision of this Agreement with a legal, valid and enforceable provision that achieves, to the extent possible, the economic, business and other purposes of such illegal, void, invalid or unenforceable provision.

18.             Expenses. Each of the Company and the Guarantors agrees to pay or reimburse the Purchasers for all reasonable documented out-of-pocket costs and expenses incurred in connection with the (a) preparation, negotiation and execution of this Agreement and the Note Documents and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable documented out-of-pocket legal expenses incurred by one firm of counsel for all Purchasers, taken as a whole (and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all Purchasers, taken as a whole), (b) any requested amendments, waivers or consents to the Indenture or the Note Documents whether or not such documents become effective and (c) enforcement of any rights or remedies under this Agreement or the Note Documents (including all such costs and expenses incurred during any legal proceeding, including any proceeding under any Bankruptcy Law or in connection with any workout or restructuring), including the fees, disbursements and other charges of counsel (limited to the reasonable documented out-of-pocket legal expenses incurred by one firm of counsel for all Purchasers, taken as a whole (and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all Purchasers, taken as a whole)). The foregoing costs and expenses shall include all search, filing, recording, title insurance and appraisal charges and fees and taxes related thereto.

19.             Indemnification.

(a)            Each of the Company and the Guarantors, jointly and severally, agrees to indemnify and hold harmless each Purchaser and its Affiliates and their respective officers, directors, employees, agents, controlling persons, members and representatives and the successors and assigns of each of the foregoing (each, an “Indemnified Person”) against all losses, claims, damages, liabilities and expenses, joint or several, to which any such Indemnified Person may become subject arising out of or in connection with this Agreement, the use or intended use of the proceeds of the Notes or any related transaction or any actual or threatened claim, actions, suits, inquiries, litigation, investigation or proceeding (any such claim, actions, suits, inquiries, litigation, investigation or proceeding, a “Proceeding”) relating to any of the foregoing, regardless of whether any such Indemnified Person is a party thereto (and regardless of whether such matter is initiated by the Company, the Company’s equity holders, creditors, affiliates or any other third party), and to reimburse each such Indemnified Person promptly upon demand for any reasonable documented out-of-pocket legal expenses incurred in connection with investigating or defending any of the foregoing by one firm of counsel for all Indemnified Persons, taken as a whole (and, if necessary, by a single firm of local counsel in each appropriate jurisdiction for all Indemnified Persons, taken as a whole (and, in the case of an actual or perceived conflict of interest where the Indemnified Person affected by such conflict informs the Company of such conflict and thereafter retains its own counsel with the Company’s prior consent (not to be unreasonably withheld or delayed), of another firm of counsel (and local counsel, if applicable) for such affected Indemnified Person)) or other reasonable documented out-of-pocket expenses incurred in connection with investigating or defending any of the foregoing or in connection with the enforcement of any provision of this Agreement; provided, however, that the foregoing indemnity will not, as to any Indemnified Person, apply to (A) losses, claims, damages, liabilities or related expenses (i) to the extent they are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct or bad faith of such Indemnified Person or any of such Indemnified Person’s controlled or controlling Affiliates or any of its or their respective officers, directors, employees, agents, controlling persons, members or representatives (collectively, such Indemnified Person’s “Related Persons”) (provided that each reference to “representatives” pertains solely to such representatives involved in the negotiation of this Agreement), or (ii) arising out of a material breach by such Indemnified Person (or any of such Indemnified Person’s Related Persons) of its obligations under this Agreement (as determined by a court of competent jurisdiction in a final and non-appealable judgment), or (iii) arising out of any claim, actions, suits, inquiries, litigation, investigation or proceeding that does not involve an act or omission of the Company or any of its Affiliates and that is brought by an Indemnified Person against any other Indemnified Person or (B) any settlement entered into by such Indemnified Person (or any of such Indemnified Person’s Related Persons) without written consent of the Company or any Guarantor (such consent not to be unreasonably withheld, delayed or conditioned), provided, however, that the foregoing indemnity will apply to any such settlement in the event that the Company was offered the ability to assume the defense of the action that was the subject matter of such settlement and elected not to assume such defense. This indemnity agreement will be in addition to any liability that the Company and the Guarantors may otherwise have.

(b)            It is further agreed that the Purchasers shall have no liability to any person other than the Company, and the Company shall have no liability to any person other than the Purchasers and the Indemnified Persons in connection with this Agreement. No Indemnified Person shall be liable for any damages arising from the use by others of any information or other materials obtained through internet, electronic, telecommunications or other information transmission systems except to the extent they are found in a final, non-appealable judgment of a court of competent jurisdiction to have resulted from the willful misconduct or bad faith of such Indemnified Person or any of its Related Persons. None of the Indemnified Persons or (except solely as a result of the Company’s indemnification obligations set forth above to the extent an Indemnified Person is found so liable) the Company and the Guarantors, or any of their respective affiliates or the respective directors, officers, employees, advisors, and agents of the foregoing shall be liable for any indirect, special, punitive or consequential damages in connection with this Agreement or the transactions contemplated hereby.

(c)            None of the Company and the Guarantors shall, without the prior written consent of each applicable Indemnified Person (which consent, except with respect to a settlement including a statement of the type referred to in clause (b) below, shall not be unreasonably withheld or delayed), effect any settlement of any pending or threatened Proceedings in respect of which indemnity could have been sought hereunder by such Indemnified Person unless such settlement (a) includes an unconditional release of such Indemnified Person in form and substance reasonably satisfactory to such Indemnified Person from all liability on claims that are the subject matter of such Proceedings, (b) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person and (c) includes customary confidentiality and non-disparagement agreements.

20.             Definitions. The terms that follow, when used in this Agreement, shall have the meanings indicated.

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Agreement” shall mean this Note Purchase Agreement.

“Affiliate” shall have the meaning specified in Rule 501(b) of Regulation D.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which commercial banking institutions or trust companies are authorized or required by law to close in New York City.

“Commission” shall mean the Securities and Exchange Commission.

“DTC” means The Depository Trust Company.

“DTC Agreement” means a letter of representations, dated on or before the Closing Date, between the Company and DTC relating to the approval of the Notes by DTC for “book-entry” transfer.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Material Adverse Effect” means a material adverse effect on (i) the condition (financial or otherwise), business or results of operations of the Company and its subsidiaries, taken as a whole, or (ii) the value of the Collateral taken as a whole.

“Regulation D” shall mean Regulation D under the Act.

“Regulation S” shall mean Regulation S under the Act.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, where upon this letter and your acceptance shall represent a binding agreement among the Company, the Guarantors and the several Purchasers.

Very truly yours, NCL CORPORATION LTD.

By:
Name:
Title:

Krystalsea Limited, as Guarantor

By:
Name:
Title:

GREAT STIRRUP CAY LIMITED, as Guarantor

By:
Name:
Title:
NCL US IP CO 1, LLC, as Guarantor

By:
Name:
Title:

[Signature Page to Note Purchase Agreement]

NCL UK IP CO LTD., as Guarantor

By:
Name:
Title:
NCL US IP CO 2 LLC, as Guarantor

By:
Name:
Title:
PRESTIGE CRUISE HOLDINGS S. DE R.L., as Guarantor

By:
Name:
Title:
OCEANIA CRUISES S. DE R.L., as Guarantor

By:
Name:
Title:
SEVEN SEAS CRUISES S. DE R.L., as Guarantor

By:
Name:
Title:

[Signature Page to Note Purchase Agreement]

ARRASAS LIMITED, as Guarantor

By:
Name:
Title:

NCL (BAHAMAS) LTD., as Guarantor

By:
Name:
Title:

PRESTIGE CRUISES INTERNATIONAL S. DE R.L., as Guarantor

By:
Name:
Title:

[Signature Page to Note Purchase Agreement]

The foregoing Agreement is hereby confirmed and accepted as of the date first above written.

[PURCHASERS]

By:
Name:
Title:

[Signature Page to Note Purchase Agreement]

Schedule I

Purchaser		Principal Amount of Securities To Be Purchased
[Purchaser]		[_]
[Purchaser]		[_]
[Purchaser]		[_]
[Purchaser]		[_]
Total	$	[_]

Annex A

Guarantors

Name of Guarantor	Jurisdiction of Incorporation / Organization
Krystalsea Limited	British Virgin Islands
Great Stirrup Cay Limited	Bahamas
NCL US IP Co 1, LLC	Delaware
NCL UK IP Co Ltd.	UK
NCL US IP Co 2, LLC	Delaware
Prestige Cruise Holdings S. de R.L.	Panama
Oceania Cruises S. de R.L.	Panama
Seven Seas Cruises S. de R.L.	Panama
Arrasas Limited	Isle of Man
NCL (Bahamas) Ltd.	Bermuda
Prestige Cruises International S. de R.L.	Panama

Annex B

Security Documents

1.	Collateral Agreement, dated as of the Closing Date, by and among the Guarantors party thereto and the Collateral Agent

2.	Debenture, dated as of the Closing Date, by and among NCL UK IP Co Ltd and the Collateral Agent

3.	Trademark Security Agreement, dated as of the Closing Date, by and among NCL US IP Co 2, LLC and the Collateral Agent

4.	Trademark Security Agreement, dated as of the Closing Date, by and among Seven Seas Cruises S. de R.L., Prestige Cruise Holdings S. de R.L., Oceania Cruises S. de R.L. and the Collateral Agent

5.	Share charge over the shares in NCL UK IP Co Ltd, dated as of the Closing Date, by and among NCL US IP Co 1, LLC and the Collateral Agent

6.	Equitable Share Mortgage in Respect of Shares of Krystalsea Limited, dated as of the Closing Date or as soon as reasonably practicable thereafter, by and among Belize Investments Limited, Krystalsea Limited and the Collateral Agent

7.	Share Charge in Respect of Shares of Great Stirrup Cay Limited, dated as of the Closing Date or as soon as reasonably practicable thereafter, between NCL (Bahamas) Ltd. and the Collateral Agent

8.	Mortgage in respect of the island owned by Great Stirrup Cay Limited, to be executed after the Closing Date, by Great Stirrup Cay Limited and the Collateral Agent

9.	Mortgage in respect of the island owned by Krystalsea Limited, to be executed after the Closing Date, by Krystalsea Limited and the Collateral Agent

EXHIBIT B

Form of Purchase Notice

NCL
$650,000,000 Senior Secured First Lien Notes Facility

[PURCHASER]

[_____]

[_____]

[______], [____]

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Commitment Letter, dated as of February 22, 2023 (the “Commitment Letter”), between NCL Corporation Ltd., an exempted company incorporated in Bermuda with limited liability and tax resident in the United Kingdom (the “Company”), and each Purchaser listed on Annex I thereto (the “Purchasers”). Capitalized terms used herein without definition shall have the meanings provided therefor in the Commitment Letter.

This letter constitutes notice pursuant to Section 1 of the Commitment Letter that the Company hereby requests that the Purchaser execute and deliver to the Company within ten (10) Business Days after receipt of this letter a Note Purchase Agreement with respect to [all Class B Note Commitments] [and] [all Backstop Note Commitments] as of the date hereof.

Very truly yours,

NCL CORPORATION LTD.

By:
Name:
Title:

EXHIBIT C

Form of Commitment Extension Notice

NCL
$650,000,000 Senior Secured First Lien Notes Facility

[PURCHASER]

[_____]

[_____]

[______], [____]

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Commitment Letter, dated as of February 22, 2023 (the “Commitment Letter”), between NCL Corporation Ltd., an exempted company incorporated in Bermuda with limited liability and tax resident in the United Kingdom (the “Company”), and each Purchaser listed on Annex I thereto (the “Purchasers”). Capitalized terms used herein without definition shall have the meanings provided therefor in the Commitment Letter.

This letter constitutes notice pursuant to Section 17 of the Commitment Letter that the Company hereby elects an extension of the [Class B Availability Period] [and] [Backstop Availability Period] to and until February 22, 2025.

In my capacity as [______________]1 of the Company, I hereby certify, in my capacity as such, that as of the date hereof, there exists no defaults or events of defaults (or similar events) under any Company Material Debt Instruments.

Very truly yours,

NCL CORPORATION LTD.

By:
Name:
Title:

1 NTD: To be an Authorized Officer as defined in the Commitment Letter.